UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 12, 2009

_______________

THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	000-24347 (Commission File Number)	65-0694077 (IRS Employer Identification No.)
2000 Ultimate Way, Weston, Florida (Address of principal executive offices)		33326 (Zip Code)

                    (954) 331-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2009 annual meeting of stockholders, held on May 12, 2009 (the “2009 Annual Meeting”), the stockholders of The Ultimate Software Group, Inc. (the “Company” or “Ultimate”) approved the Company’s Amended and Restated 2005 Equity and Incentive Plan (the “Plan”), as proposed to be amended.  The sole purpose of the proposal to amend the Plan was to increase the number of shares of the Company’s $0.01 par value common stock (the “Common Stock”) authorized for issuance pursuant to the Plan by 500,000 shares.  A description of the proposal to increase the number of shares under the Plan is contained in the Company’s 2009 annual proxy statement that was filed with the Securities and Exchange Commission on April 2, 2009.  A complete copy of the Plan, as approved by the Company’s stockholders, is filed as an exhibit to this Report on Form 8-K.

The Plan authorizes the grant of options to directors, officers and employees of the Company to purchase shares of the Company’s Common Stock. The Plan also authorizes the grant to such persons of restricted and non-restricted shares of Common Stock, stock appreciation rights, stock units and cash performance awards (collectively, and together with stock options, the “Awards”).

The aggregate number of shares of Common Stock previously authorized for issuance under all Awards granted under the Company’s Nonqualified Stock Option Plan, as amended and restated as of December 20, 2002, and the Plan (collectively, the “Plans”) was 12,000,000 shares. Pursuant to the approval of Ultimate’s stockholders of the Company’s proposal as described above at the 2009 Annual Meeting, the aggregate number of shares of Common Stock authorized for issuance under the Plans is 12,500,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number                                           Description of Exhibit

10.1	Amended and Restated 2005 Equity and Incentive Plan *

10.2	Form of Restricted Stock Unit Award Agreement *

__________________________

*   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Mitchell K. Dauerman
Name:  Mitchell K. Dauerman
Title:  Executive Vice President, ChiefFinancial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated:  May 18, 2009

Exhibit Index

Exhibit Number                                                      Description of Exhibit

10.1	Amended and Restated 2005 Equity and Incentive Plan
10.2	Form of Restricted Stock Unit Award Agreement